EXHIBIT 24.1


                                POWER OF ATTORNEY

                                   (Form S-8)

         The undersigned, an officer and/or director of RadiSys Corporation (the "Company"), does hereby constitute and appoint Glenford J. Myers his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Company issuable pursuant to the Company's 2001 Nonqualified Stock Option Plan and 1996 Employee Stock Purchase Plan, as amended, including specifically, but without limitation, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: August 24, 2001



                                                     /s/JAMES DALTON
                                                     ---------------------------
                                                     Signature


                                                     James Dalton
                                                     ---------------------------
                                                     Type or Print Name

                                POWER OF ATTORNEY

                                   (Form S-8)

         The undersigned, an officer and/or director of RadiSys Corporation (the "Company"), does hereby constitute and appoint Glenford J. Myers his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Company issuable pursuant to the Company's 2001 Nonqualified Stock Option Plan and 1996 Employee Stock Purchase Plan, as amended, including specifically, but without limitation, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: August 24, 2001

                                                     /s/RICHARD J. FAUBERT
                                                     ---------------------------
                                                     Signature


                                                     Richard J. Faubert
                                                     ---------------------------

                                                     Type or Print Name

                                POWER OF ATTORNEY

                                   (Form S-8)

         The undersigned, an officer and/or director of RadiSys Corporation (the "Company"), does hereby constitute and appoint Glenford J. Myers his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Company issuable pursuant to the Company's 2001 Nonqualified Stock Option Plan and 1996 Employee Stock Purchase Plan, as amended, including specifically, but without limitation, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: August 24, 2001


                                                     /s/CARL NEUN
                                                     ---------------------------
                                                     Signature



                                                     Carl Neun
                                                     ---------------------------

                                                     Type or Print Name